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                                [WAVETEK LOGO]


Contacts:
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

DYNATECH AND CD&R:               WWG AND TTC:                MERGER WEBSITE:            ADDITIONAL CONTACTS:
------------------               -------------               ---------------            --------------------
Joseph McDonnell                 Rebeca Marton               www.power2lead.com         See list attached after
Thomas Franco                    Brodeur Worldwide                                      news release for specific
Broadgate Consultants            rmarton@brodeur.com         TELECONFERENCE CALL:       company and geographic
212-232-2222                     919-760-7226                --------------------       contacts.
mcdonnell@broadgate.com                                      1:00 pm EST Today
tfra@broadgate.com                                           US: 1-888-606-9806
                                                             International: 712-271-3822
                                                             Password: WWG/TTC
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FEBRUARY 14, 2000

                     WWG AND TTC, LEADERS IN COMMUNICATIONS
                            TEST SOLUTIONS, TO MERGE

          NUMBER TWO AND THREE PLAYERS COMBINE TO CREATE US$800 MILLION
                      LEADER IN GLOBAL COMMUNICATIONS TEST

                        ---------------------------------

GERMANTOWN, MD., USA, AND ENINGEN, GERMANY, February 14, 2000--TTC, a unit of Dynatech Corporation [OTC-BB:DYNA], and Wavetek Wandel Goltermann (WWG) announced jointly today a definitive agreement to merge into a new company with much broader capabilities in test and monitoring solutions for the communications industry worldwide.

         The merger of the industry's number two and three companies will create an industry leader with an expanded product and services portfolio and a stronger presence in global markets. The new company, which will announce its name at a later date, will have more than US$800 million in worldwide revenue, more than 4,000 employees, and invest US$135 million annually in research and development. Financial terms of this merger have been released separately by the Dynatech Corporation.

                                     -more-

         WWG has a leading market position in Europe, Latin America, and Asia/Pacific while TTC is a market leader in North America. WWG's sales of optic solutions and testing systems to service providers and sales of transmission test instruments to equipment manufacturers are expected to accelerate from TTC's North American market strength. Beyond North America, sales of TTC's transmission, data instruments, systems and software solutions will benefit from WWG's global market presence.

         "New testing requirements emerge every day as communications technologies evolve and converge," said Elisabeth Rainge, research manager for International Data Corporation. "TTC and WWG are both long-term players in the communications test arena, and their combined resources, expertise, and global reach will create a formidable force to help address critical technological changes."

         Ned Lautenbach, chairman and chief executive officer of Dynatech, will be chairman and chief executive officer of the new company. He is also a principal of Clayton, Dubilier & Rice, Inc. (CD&R), a private investment firm that manages a fund owning approximately 70 percent of Dynatech on a fully diluted basis.

         "By combining the number two and three companies in the market, we will create a strong challenger for the top position worldwide," said Lautenbach. "The companies are an excellent fit with largely complementary product offerings and sales and distribution channels. This combination will allow us to deliver even greater competitive advantage to our customers and has the potential for significant growth opportunities worldwide."

         Two other top management posts were also announced for the new company. Peter Wagner, president and CEO of WWG, will become vice chairman, and John Peeler, president and CEO of TTC, will be president. In addition, Albrecht Wandel of the former Wandel & Goltermann will act as

                                     -more-
chairman of the International Advisory Committee and work with Ned Lautenbach on the new company's international strategy.

         "This merger provides us the opportunity to build upon our extensive worldwide sales and support networks," said Wagner. "We are strongly positioned to lead this fast-paced industry. Our customers, employees, suppliers, and local communities will benefit from the creation of what will become the most complete global provider of test and monitoring solutions."

         "We are combining the best in innovative technology, market expertise and manufacturing know-how to deliver expanded value to our customers," said Peeler. "We will also have the scale, scope, superior strategy, and financial resources to meet the entire range of our customers' constantly evolving needs."

         Dynatech Corporation [OTC-BB:DYNA] is a global communications equipment company focused on network technology solutions. Its products address communications test, industrial computing and communications, and visual communications applications. Headquartered in Burlington, Massachusetts, Dynatech sells its products worldwide through subsidiaries located throughout the Americas, Europe and Asia. (www.dynatech.com)

         WWG is a leading designer and manufacturer of a comprehensive range of communications test equipment and systems. Customers use these test solutions to develop, manufacture, install, and maintain their communications equipment and networks in the telecommunications, multimedia, wireless and enterprise network industries. WWG, headquartered in Research Triangle Park, North Carolina, USA, and in Eningen, Germany, is present in more than 80 countries through its manufacturing facilities and its direct and indirect sales organizations, and employs 2,500 people worldwide. (www.wwgsolutions.com)

                                     -more-

         TTC, a subsidiary of Dynatech Corporation, designs and markets network analyzers, systems and software, and provides consulting services and technical training that enable optimized network performance. TTC offerings address the entire network life cycle and allow customers to strengthen bottom-line performance and dramatically improve service to their customers. With a wide range of products in the test marketplace, TTC is known for its T-BERD and FIREBERD analyzers, CENTEST centralized test systems and TPI handheld instruments. TTC is headquartered near Washington, D.C. in Germantown, Maryland, USA and employs 1,500 people. (www.ttc.com)

         NOTE: This news release may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended, which reflect the Company's current judgment on certain issues. Because such statements apply to future events, they are subject to risks and uncertainties that could cause the actual results to differ materially. Important factors that could cause actual results to differ materially are described in the company's reports on Form 10-K and 10-Q on file with the Securities and Exchange Commission. The merger is subject to customary closing conditions and regulatory approvals.

                           *       *       *
TTC, T-BERD, FIREBERD, CENTEST and TPI are registered trademarks of TTC, a division of Dynatech, LLC.

A call-in news conference has been arranged for 1:00 pm EST on February 14th for executives to answer questions from reporters and industry analysts. Instant replay of the teleconference will be available at 3:00 pm EST on February 14. Please dial in the US to 1-888-568-0702. Internationally, please dial in to 402-998-1473.

NOTE: FOR ADDITIONAL INFORMATION ON THE MERGER, PLEASE SEE THE ANNOUNCEMENT BY THE DYNATECH CORPORATION OR VISIT THE MERGER WEBSITE AT www.power2lead.com.

Attachment: Contact List

NOTE TO NEWS MEDIA AND ANALYSTS: Please contact those listed below for efficient response to questions and requests for interviews.

WWG:
Rebecca Berkich, corporate communications manager
Phone: 800-827-6970 ext. 6008 or 919-941-5740 ext. 6008
Fax: 919-941-9361
Email: rebecca.berkich@wwgsolutions.com

Martin Lenk, director, sales marcom
Phone: +49-7121-86-1816
Fax: +49-7121-86-1848
Email: martin.lenk@wwgsolutions.com

TTC:
Alice Ducq, manager of public relations
Phone: 800-638-2049 ext. 3153 or 301-353-1550 ext. 3153
Fax: 301-353-9080
Email: ducqa@ttc.com

Bill Brobst, manager of corporate communications
Phone: 800-638-2049 ext. 2234 or 301-353-1550 ext. 2234
Fax: 301-353-9080
Email: brobstb@ttc.com

DYNATECH (FINANCIAL ANALYSTS):
Steve Cantor, manager of investor relations
Phone: 781-221-2056
Fax: 781-272-2304
Email: Scantor@dyntech.com

WWG/TTC, EUROPE:
LONDON
Ellen Ferrera, Brodeur Worldwide
Phone: +44-1-753-790-700
Email: ellen ferrara/UK/EMEA/BrodeurWW@BWW

PARIS
Gilles Rochet, Brodeur Worldwide
Phone: +33-1-5304-2300
Email: gilles.rochet@Brodeur.com

STUTTGART
Sabine Hueckmann, Brodeur Worldwide
Phone: +49-711-601739-30
Fax: +49-711-601739-55
Email: sabine hueckmann/Kohtes-Klewes@KOHTES-KLEWES